                                 EXHIBIT 10(e)

                       RICHMOND SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN


     Richmond Savings Bank, Inc., SSB, a North Carolina chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan").

     1.  Purpose of this Plan.  The purpose of this Plan is to provide to the
         --------------------
directors, officers, employees and other servants (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Carolina Fincorp, Inc. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the Board of Directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors, officers and servants of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     2.   Administration of this Plan.
          ---------------------------

          (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two non-employee members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

          (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award,
(iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

          (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

          (d) Any unallocated, undistributed or forfeited shares of Common Stock held under this Plan shall be held by E.E. Vuncannon, Jr., Buena Vista Coggin and John T. Page, Jr. (the "Trustees") and any successor or successors who from time to time may be appointed by the Board.

     3.   Shares of Common Stock Available Under the Plan.  The Plan shall
          -----------------------------------------------
acquire 74,060 shares of Common Stock of the Corporation, which is equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank on November 22, 1996 (the "Conversion"). Such shares of Common Stock may be purchased by the Plan in the open market, or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Plan of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trustees until they have been awarded and distributed pursuant to the terms of this Plan.

     4.   Eligibility.  The Participants in this Plan to whom Awards may be made
          -----------
shall be the following: (i) members of the Board and members of the Board of Directors of any Subsidiary, and (ii) such officers and employees of the Bank and/or of any Subsidiary, as may be designated by the Board.

     5.   Stock Grant Agreement.  Subject to the provisions of Section 7 hereof,
          ---------------------
effective after this Plan is approved by the shareholders of the Corporation, the Plan Shares shall be awarded and distributed to Participants. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement described in Section 7 (the "Stock Grant Agreement").

     6.   Vesting of Shares.
          -----------------

          (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

          (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

          (c) In the event any Participant shall no longer be either a director or an employee of the Bank or any Subsidiary for any reason, other than as provided in Sections 6(d) and 6(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested, based upon the applicable schedule set forth in the Stock Grant Agreement, shall be forfeited and, provided this Plan has not terminated pursuant to Section 18 below, shall be available again for Awards to Participants as may be determined by the Committee. Any dividends previously received and held by the Trustees (or other escrow agent) on such forfeited shares pursuant to Section 8(c) below shall also be forfeited and expended in the discretion of the Committee.

          (d) In the event that a Participant shall no longer be an employee or a director of the Bank or any Subsidiary because of such Participant's death, disability or retirement, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this plan, the term "retirement, as it relates to any employee of the Bank or any Subsidiary, shall mean (i) the termination of the Participant's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or any subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any person who is a Participant as a result of his or her participation as a director, shall mean the cessation of membership on such Board of Directors (i) with the approval of such Board of Directors, at any time after such Participant reaches age 70, or (ii) at the election of the Participant at any time after not less than 25 years of service as a member of such Board of Directors, as applicable.

          (e) In the event that a Participant ceases to be an employee or a director of the Bank or a Subsidiary for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act;
(ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     7.   Action Required of Participants.
          -------------------------------

          (a) If required by the Committee, each Participant receiving an Award of shares under this Plan shall represent to and agree with the Corporation, the Bank, the Committee and the Trustees (i) that he is acquiring such shares on his own behalf as an investment and not with a present intention of distribution or re-sale and (ii) that there shall be placed upon the certificates representing such shares a legend setting forth these representations and agreements or a reference thereto. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible under this Plan and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities laws and regulations.

          (b) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, substantially in the form attached hereto as Exhibit A, modified as the Committee deems necessary or desirable, which shall be signed by such Participant.

     8.   Restrictions.
          ------------

          (a) Plan Shares subject to an award made under this Plan shall forthwith, after the Participant makes any representations required by Section 7 hereof, be issued in a certificate or certificates for such shares which shall be prepared in the name of such Participant or any transferee permitted by
Section 12(a) (a "Permitted Transferee"). Such Participant or transferee shall thereupon be a shareholder with respect to all of the shares, represented by such certificate or certificates and shall have all of the rights of a shareholder with respect to all of such shares including the right to vote such shares and, except as provided in Section 8(c) below, to receive all dividends and other distributions with respect thereto subject to possible forfeiture as set forth in Section 6 and subject to the provisions of Section 10 hereof.

          (b) Certificates of stock representing shares subject to an Award made under this Plan shall be imprinted with a legend to the effect that the shares represented are subject to restrictions on transfer and potential forfeiture in accordance with the terms of the Stock Grant Agreement and this Plan, and the transfer agent for Common Stock shall be instructed to that effect with respect to such shares. In aid of such restrictions, the Participant or Permitted Transferee shall, immediately upon receipt of the certificate or certificates, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Trustees or with such other escrow agent as may be designated by the Trustees, with the expenses of any such escrow arrangement to be borne by the Bank.

          (c) Any dividend, all or any part of which is intended by the Corporation's Board of Directors to be a return of capital to the Corporation's stockholders, which is paid in respect to shares subject to an Award prior to the expiration of the restricted period, as such term is defined in Section 12(b) herein, shall be held in its entirety (regardless of whether the entire dividend or a portion thereof qualifies or is intended to qualify as a return of capital) by the Trustees for the benefit of the Participant or Permitted Transferee on whose behalf such unvested Plan Share is to be awarded pursuant to the Plan, and such dividend, including any interest thereon, will be paid out proportionately by the Trustees to the Participant or Permitted Transferee as soon as practical after the expiration of such restricted period.

          (d) In addition, all Plan Shares which are awarded with respect to Participants who are directors or executive officers of the Bank, without the written consent of the Administrator of the Savings Institutions Division of the North Carolina Department of Commerce, may not be sold during a period of one year following the effective date of the Conversion, except upon death of the director or executive officer. Certificates of stock representing Plan Shares awarded during such one year period with respect to Participants who are directors and executive officers of the Bank (including those transferred to Permitted Transferees) shall be imprinted with a legend to that effect, and the transfer agent for such Plan Shares shall be instructed to that effect with respect to such shares.

          (e) In the event that, as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization, or otherwise, a Participant or Permitted Transferee shall, as the owner of the shares subject to an Award made under this Plan and subject to the restrictions hereunder, be entitled to new or additional or different shares of Common Stock or other securities, the certificate or certificates for, or other evidence of, such new or additional or different shares or other securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with one or more legends as provided in Sections 8(b) and 8(d) above and deposited by such Participant or Permitted Transferee with the Trustees, and all provisions of this Plan relating to vesting, restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or other securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of such shares then being held under the terms of this Plan, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participant or Permitted Transferee free and clear of the restrictions herein set forth.

          (f) The restriction to which shares subject to an Award made under this Plan shall be subject is that if the directorship or employment of the Participant with respect to whom an Award is made (whichever position resulted in the Award, as set forth in the Stock Grant Agreement) should be terminated for any reason during the "restricted period" (as defined in Section 12(b) hereof), except as otherwise specifically provided in Section 6 hereof, the Participant's or Permitted Transferee's interest in the shares issued under this Plan shall be forfeited.

     9.   Effect of Award on Status of Participant.  The fact that an Award is
          ----------------------------------------
made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     10.  Voting Rights; Dividends; Other Distributions.  After an Award of Plan
          ---------------------------------------------
Shares to a Participant or Permitted Transferee, the Participant or Permitted Transferee shall have the full power to vote all of the Plan Shares held by the Trustees in his name from time to time and shall be entitled to receive all cash dividends or other distributions, except as otherwise provided in Section 8(c) herein, declared upon or paid with respect to any such Plan Shares held by the Trustees in his name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, issued in respect of such Plan Shares or in substitution thereof, whether by the Corporation or by another issuer, shall be held by the Trustees and shall be subject to all terms and conditions of this Plan and shall be redelivered to a Participant or Permitted Transferee or delivered as instructed by the Committee under the same circumstances as the shares with respect to, or in substitution for, which they were issued; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of the shares held by the Trustees in his name, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participants or Permitted Transferees free and clear of the restrictions herein set forth.

          Notwithstanding the foregoing, if a Participant or Permitted Transferee hereunder forfeits any Plan Shares pursuant to the terms of this Plan, the Participant or Permitted Transferee, as applicable, shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends or other distributions received by such Participant or Permitted Transferee with respect to such forfeited Plan Shares. In the alternative, at the option of the Bank or a Subsidiary, the amount to be repaid may be withheld by the Bank or Subsidiary from the final compensation or fees payable to the Participant.

     11.  Adjustment Upon Changes in Capitalization; Dissolution or Liquidation.
          ---------------------------------------------------------------------
In the event of a change in the number or type of shares of Common Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment; by reason of a merger or consolidation of the Corporation; by reason of the sale by the Corporation of all or a substantial portion of its assets; or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     12.  Non-Transferability.
          -------------------

          (a) Any shares subject to an Award made under this Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the "restricted period." Nothing herein shall preclude a Participant from making a gift of any such shares to a spouse, child, stepchild, grandchild, parent or sibling, or legal dependent of such Participant, to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or such Participant, or to a civic or charitable organization designated by the Participant; provided, however, that any such shares so given by a Participant shall remain subject to the restrictions, obligations and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in Section 8(b). In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in Section 8(b)

          (b) The term "restricted period" with respect to shares subject to an Award made under this Plan shall be the period commencing on the date of making such Award of such shares to a Participant and ending on the date on which such shares are no longer subject to forfeiture as provided in Section 6 hereof. The date of making an Award shall be the date of execution by a Participant of a Stock Grant Agreement in the form referred to in Section 7(b) hereof.

     13.  Impact of Award on Other Benefits of Participant.  The value of any
          ------------------------------------------------
Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     14.  Corporate Action.  The making of an Award under this Plan shall not
          ----------------
affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     15.  Tax Withholding. The Trustees, the Corporation, the Bank and any
          ---------------
Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for Plan Shares or delivery of any cash or other assets with respect to Plan Shares or otherwise pursuant to this Plan. Alternatively, the Trustee, Corporation, Bank and any Subsidiary may deliver or release Shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     16.  Exculpation and Indemnification.  In connection with this Plan, no
          -------------------------------
member of the Board, no member of the Board of Directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the Board of Directors of the Corporation or the Committee or as a Trustee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Corporation, the members of the Board of Directors of any Subsidiary, the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     17.  Amendment and Modification of this Plan.  The Board may at any time,
          ---------------------------------------
and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     18.  Termination and Expiration of this Plan.  This Plan may be abandoned,
          ---------------------------------------
suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trustees pursuant to Section 2(d) which have not been allocated to eligible Participants, together with any other assets held by the Trustees in their capacities as such, shall revert to the Bank.

     19.  Effective Date.  This Plan has been adopted by the Board to be
          --------------
effective as of the date of approval of the Plan by the shareholders of the Corporation.

     20.  Captions and Headings; Gender and Number.  Captions and Section
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     21.  Expenses of Administration of Plan.  All costs and expenses incurred
          ----------------------------------
in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary.

     22.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     23.  Inspection of Plan.  A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

                                   EXHIBIT A


STATE OF NORTH CAROLINA
COUNTY OF RICHMOND
                                                           STOCK GRANT AGREEMENT


     THIS STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the ____ of ___________________, _______ (the "Effective Date"), by and among
Richmond Savings Bank, Inc., SSB (the "Bank"), a North Carolina corporation, _______________________ (the "Participant") and E.E. Vuncannon, Jr., Buena Vista Coggin and John T. Page, Jr. (the "Trustees").

     WHEREAS, a Management Recognition Plan (the "Plan") was adopted by the Board of Directors of the Bank (the "Bank") and approved by the Board of Directors and by the shareholders of Carolina Fincorp, Inc., the holding company of the Bank (the "Corporation").

     WHEREAS, it has been determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the Common Stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

     NOW, THEREFORE, the Parties agree as follows:

     1.  Date of Award.  The date of making the Award under this Agreement is
         -------------
the _____ day of _________________, ______. This Award has been made in recognition of the Participant's status and service as a ____________________ of _____________________________________________. The Participant is ____ or is
not ____ a director or executive officer of the Bank.

     2.  Receipt by Participant.  The Participant acknowledges receipt of
         ----------------------
________________________________ (__________) shares of Common Stock (the
"Restricted Stock"), and agrees to the execution of stock powers or such other transfer authorizations as the Committee shall request, in blank, covering the Restricted Stock to be held by the Trustees until the Restricted Stock becomes vested and nonforfeitable pursuant to the Plan and this Agreement.

     3.  Investment Representation and Transfer Restrictions.
         ---------------------------------------------------

         (a)  Investment Representation.  Participant makes and agrees to the
              -------------------------
investment representation, if any, attached hereto as Annex A, and the Committee may cause a legend to be placed on any certificate representing any of the shares of Restricted Stock to make appropriate reference to such representation.

         (b)  Securities Law and Regulations.  The Participant agrees that the
              -------------------------------
Restricted Stock shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the shares of Restricted Stock to make appropriate reference to such restrictions.

          (c)  Other Transfer Restrictions. (Intentionally omitted.)
               ---------------------------

     4.   Receipt by the Trustees. The Trustees acknowledge receipt from the
          -----------------------
Participant of the Restricted Stock, registered in the name of the Participant, and acknowledge receipt of stock powers executed in blank by the Participant covering all of the Restricted Stock. The Restricted Stock shall be held by the Trustees and distributed or transferred in accordance with the Plan and as set forth herein.

     5.   Vesting and Delivery of Restricted Stock by the Trustees.
          --------------------------------------------------------

          (a)  Periodic Vesting.  Restricted Stock shall vest and become
               ----------------
nonforfeitable as follows (applicable provision is marked):

          (i)  [_] (Marked if applicable)  Annual Installments:
                                           -------------------
          Shares of Restricted Stock shall become vested and nonforfeitable in annual installments as follows:

          __________________ shares on ______________, 19__
          __________________ shares on ______________, 19__
          __________________ shares on ______________, 19__
          __________________ shares on ______________, 19__


          In addition, shares of Restricted Stock shall become vested and nonforfeitable upon disability, death, retirement and a change in control as set forth in the Plan.

          (ii) [_] (Marked if applicable)  Immediate Vesting:
                                           -----------------
          Subject to the terms and conditions of the Plan, all of the shares of Restricted Stock are vested, nonforfeitable and exercisable.

          (b)  Delivery of Restricted Stock to the Participant.  After the date
               -----------------------------------------------
on which shares of Restricted Stock have become vested as provided in this Agreement and in the Plan, the Committee shall instruct the Trustees to deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the shares of Restricted Stock which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to Section 3 above. In addition, the Trustees shall deliver to such Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with the Agreement, or any other permitted recipient to the Plan, as applicable, any and all dividends, which have been withheld by the Trustees pursuant to Section 8(c) the Plan, and any interest accrued thereon, paid in respect to the shares of Restricted Stock which have become vested and nonforfeitable.

          (c)  Delivery of Forfeited Restricted Stock.  If the shares of
               --------------------------------------
Restricted Stock, or any of them, are forfeited pursuant to the Plan, the Committee shall instruct the Trustees concerning the disposition of such forfeited shares and any dividends paid in respect thereof but not received by Participant. Thereafter such forfeited shares shall cease to be subject to this Agreement.

          (d)  Dividend Withholding.  Any dividend, all or any part of which is
               --------------------
intended by the Corporation's Board of Directors to be a return of capital to the Corporation's Stockholders, which is paid in respect to shares of Restricted Stock not yet vested, shall be held by the Trustees until such shares of Restricted Stock become vested and nonforfeitable and the certificates representing such shares are delivered pursuant to Section 5(b) herein.

     6.   Repayment of Dividends. If the Participant hereunder forfeits any
          ----------------------
shares of Restricted Stock pursuant to the Plan, the Participant shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends and other distributions received by the Participant with respect to forfeited shares of Restricted Stock as set forth in the Plan. In the alternative, at the option of the Bank or a Subsidiary, the amount to be repaid may be withheld by the Bank or Subsidiary from the final compensation or fees payable to the Participant. Each acceptance by a Participant of dividends with respect to Restricted Stock still subject to forfeiture shall constitute a reaffirmation of the agreements set forth in this
Section 6.

     7.   Designation of Beneficiary.  The Participant hereby designates the
          --------------------------
person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the Restricted Stock and the assets held by the trustees, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

          If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the Restricted Stock and the assets held by the trustees, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may direct the Trustees to retain the Restricted Stock, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may direct the transfer of such Restricted Stock into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, the Committee and Trustees hereunder.

     8.   Effect of Award on Status of Participant.  The fact that an Award has
          ----------------------------------------
been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board, on the board of directors of the Corporation or on the board of directors of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

     9.   Impact of Award on Other Benefits of Participant.  The value of the
          ------------------------------------------------
Restricted Stock on the date of the Award or at the time the Restricted Stock becomes vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     10.  Tax Withholding.  All Restricted Stock distributed pursuant to this
          ---------------
Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Restricted Stock may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     11.  Notices.  Any notices or other communications required or permitted to
          -------
be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three business days after deposit in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank, the Committee or the Trustees at the Bank's principal office address at 115 South Lawrence Street, Rockingham, North Carolina 28380-1591; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

     12.  Construction Controlled by Plan.  The Plan, a copy of which is
          -------------------------------
attached hereto as Annex C, is incorporated herein by reference. The Award of Restricted Shares shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

     13.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     14.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     15.  Modification of Agreement; Waiver.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     16.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

     17.  Entire Agreement.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     19.  Substitution of Trustee.  In the event any new trustee is substituted
          -----------------------
for any Trustee pursuant to the Plan, such substitute trustee shall also be substituted as a Trustee hereunder.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.

                              RICHMOND SAVINGS BANK, INC., SSB



                              By:_______________________________________________
                                 R. Larry Campbell, President

ATTEST:

_________________________________
Karen M. Rickett, Secretary

[Corporate Seal]

                              PARTICIPANT

                              _______________________________________(SEAL)


                              _______________________________________(SEAL)
                              E.E. Vuncannon, Jr., Trustee

                              _______________________________________(SEAL)
                              Buena Vista Coggin, Trustee

                              _______________________________________(SEAL)
                              John T. Page, Jr., Trustee

                                    ANNEX A

                           Investment Representation
                           -------------------------

                                    ANNEX B

                          Management Recognition Plan
                          ---------------------------
                         Beneficiary Designation Form
                         ----------------------------


     As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the Richmond Savings Bank, Inc., SSB Management Recognition Plan, I hereby designate the following:

                      Name               Address           Relationship

Primary Beneficiary:  _______________________________________________________

                      _______________________________________________________

                      _______________________________________________________

Contingent Beneficiary:
(if any)              _______________________________________________________

                      _______________________________________________________

                      _______________________________________________________


If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above: __________________________________________


______________________________________    ___________________________________
Witness                                   Participant

                                          ___________________________________
                                          Date

                                    ANNEX C

                          Management Recognition Plan
                          ---------------------------